SORENSON RESEARCH PARK

              Historical Summary of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Sorenson Research Park for the year ended December 31, 1996. This historical summary is the responsibility of the management of Sorenson Research Park. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Sorenson Research Park.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Sorenson Research Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Salt Lake City, Utah
March 21, 1997

                             SORENSON RESEARCH PARK

              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)



   Operating revenue:
          Building rental .........................................   $1,978
          Recovery of operating expenses ..........................      411
                                                                      ------

                  Total operating revenue .........................    2,389
                                                                      ------

   Operating expenses:
          Maintenance .............................................       92
          Utilities ...............................................       94
          Real estate and other taxes .............................      185
          Insurance ...............................................       13
          General operating .......................................       27
                                                                      ------

                  Total operating expenses ........................      411
                                                                      ------

                  Operating revenue in excess of operating expenses   $1,978
                                                                      ======



See accompanying notes to historical summary of operating revenue and expenses.

                             SORENSON RESEARCH PARK


          Notes to Historical Summary of Operating Revenue and Expenses

                             (dollars in thousands)


(1)      Description of the Property

         Sorenson Research Park consists of five office buildings located in Salt Lake City, Utah. One of the five buildings is currently under construction and is expected to be completed in 1997. The other four operating office buildings were constructed between 1987 and 1996 and contain approximately 178,000 square feet of office space available for lease. At December 31, 1996, each of the four operating office buildings were 100% leased under triple-net, single tenant lease agreements. Management pays certain operating expenses on behalf of the tenants which are fully reimbursed by the tenants.

(2)      Summary of Significant Accounting Policies

         (a)      Basis of Presentation

                  The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Sorenson Research Park have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3)      Related Party

         A principal of the owner of Sorenson Research Park is also a principal in a company that leases approximately 58,000 square feet of office space in Sorenson Research Park. Rental revenue from this lease amounted to $733 thousand for the year ended December 31, 1996.

(4)      Management Fees

         Management of Sorenson Research Park is provided by an affiliate and management fees are not charged to Sorenson Research Park. Therefore, management fees are not included in the accompanying historical summary.

                             SORENSON RESEARCH PARK

                             (dollars in thousands)




(5) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Sorenson Research Park for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

         Pro forma net operating income (exclusive of interest,
           depreciation and amortization expenses) ..................   $1,093
         Less estimated depreciation and amortization expense .......      672
                                                                        ------
                        Pro forma taxable operating income ..........   $  421
                                                                        ======

                        Pro forma cash available from operations.....   $1,093
                                                                        ======

                                   EMBASSY ROW


              Historical Summary of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Embassy Row for the year ended December 31, 1996. This statement is the responsibility of the management of Greystone Realty Management, Inc. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Embassy Row.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Embassy Row for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                   KPMG Peat Marwick LLP

Atlanta, Georgia
March 20, 1997

                                  EMBASSY ROW


              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)

   Operating revenue:
          Building rental .........................................   $6,733
          Recovery of operating expenses ..........................      276
          Other ...................................................      146
                                                                      ------
                   Total operating revenue ........................    7,155
                                                                      ------
   Operating expenses:
          Maintenance .............................................      260
          Utilities ...............................................      829
          Real estate taxes .......................................      685
          Insurance - related party ...............................       49
          Management fees - related party .........................      285
          General operating .......................................      710
          Administrative ..........................................      427
                                                                      ------

                  Total operating expenses ........................    3,245
                                                                      ------

                  Operating revenue in excess of operating expenses   $3,910
                                                                      ======

                                   EMBASSY ROW

        Notes to the Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)


(1)    Description of the Property

       Embassy Row consists of three office buildings, a restaurant and approximately 10.65 acres of undeveloped land located in Atlanta, Georgia. The three office buildings contain approximately 161,000, 150,000, and 152,000 square feet of office space, respectively, with approximately 4,000 square feet of restaurant space. Greystone Realty Corporation is the asset manager and their subsidiary, Greystone Realty Management, Inc., is the property manager for the buildings.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue and interest, depreciation and amortization, and other costs not directly related to the future operations of Embassy Row have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Embassy Row for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax

                                  EMBASSY ROW

                             (dollars in thousands)


(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited) - Continued

       depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.




       Pro forma net operating income (exclusive of interest,
         depreciation and amortization expenses) ....................   $3,755
       Less estimated depreciation and amortization expense .........      993
                                                                        ------

                        Pro forma taxable operating income ..........   $2,762
                                                                        ======

                        Pro forma cash available from operations ....   $3,755
                                                                        ======

                                DRAPER PARK NORTH

              Historical Summary of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                   (With Independent Auditors'Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Draper Park North for the year ended December 31, 1996. This historical summary is the responsibility of the management of Draper Park North. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Draper Park North.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Draper Park North for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                   KPMG Peat Marwick LLP

Salt Lake City, Utah
March 21, 1997

                               DRAPER PARK NORTH

              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)



    Operating revenue:
           Building rental .........................................   $784
           Recovery of operating expenses ..........................    197
                                                                       ----

                   Total operating revenue .........................    981
                                                                       ----

    Operating expenses:
           Common area maintenance .................................    149
           Management fees .........................................     30
           Insurance and other .....................................     18
                                                                       ----

                   Total operating expenses ........................    197
                                                                       ----

                   Operating revenue in excess of operating expenses   $784
                                                                       ====



See accompanying notes to historical summary of operating revenue and expenses.

                                DRAPER PARK NORTH

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)


(1)      Description of the Property

         Draper Park North consists of three buildings located in Draper, Utah, containing approximately 179,000 square feet of office space available for lease. Construction of each of the buildings was completed and operations commenced in 1996. At December 31, 1996, Draper Park North was 93% leased.

(2)      Summary of Significant Accounting Policies

         (a)      Basis of Presentation

                  The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Draper Park North have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases. The historical summary for the year ended December 31, 1996 reflects revenues and expenses for the period since the buildings' operations commenced.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Draper Park North for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation

                               DRAPER PARK NORTH

                             (dollars in thousands)



(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited) -- (Continued)

         for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

         Pro forma net operating income (exclusive of interest,
           depreciation and amortization expenses) ....................  $666
         Less estimated depreciation and amortization expense .........   529
                                                                         ----

                         Pro forma taxable operating income ...........  $137
                                                                         ====

                         Pro forma cash available from operations .....  $666
                                                                         ====

                          BANNOCKBURN LAKE OFFICE PLAZA

              Historical Summary of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Bannockburn Lake Office Plaza for the year ended December 31, 1996. This historical summary is the responsibility of the management of Bannockburn Lake Office Plaza. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Bannockburn Lake Office Plaza.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Bannockburn Lake Office Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                   KPMG Peat Marwick LLP

Washington, DC
March 19, 1997

                          BANNOCKBURN LAKE OFFICE PLAZA

              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)




  Operating revenue:
          Building rental .........................................   $2,889
          Recovery of operating expenses ..........................      931
                                                                      ------
                   Total operating revenue ........................    3,820

  Operating expenses:
          Maintenance .............................................      371
          Utilities ...............................................      189
          Real estate taxes .......................................      209
          Insurance ...............................................       32
          Management fees - related party .........................      183
          General operating .......................................      194
          Administrative ..........................................      196
                                                                      ------
                  Total operating expenses ........................    1,374
                                                                      ------
                  Operating revenue in excess of operating expenses   $2,446
                                                                      ======



See accompanying notes to historical summary of operating revenue and expenses.

                          BANNOCKBURN LAKE OFFICE PLAZA

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)



(1)    Description of the Property

       Bannockburn Lake Office Plaza consists of two buildings located in Northbrook, Illinois, a suburb of Chicago, containing approximately 212,000 square feet of office space available for lease. At December 31, 1996, Bannockburn Lake Office Plaza was 97% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Bannockburn Lake Office Plaza have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Bannockburn Lake Office Plaza for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

       Pro forma net operating income (exclusive of interest
            depreciation and amortization expense) ............   $1,738
       Less estimated depreciation and amortization expense ...      615
                                                                  ------

                       Pro forma taxable operating income .....   $1,123
                                                                  ======

                       Pro forma cash available from operations   $1,738
                                                                  ======

                                  FORTRAN COURT

              Historical Summary of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Fortran Court for the year ended December 31, 1996. This historical summary is the responsibility of management of Fortran Court. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Fortran Court.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Fortran Court for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                      KPMG Peat Marwick LLP

San Francisco, California
March 21, 1997

                                  FORTRAN COURT

              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)


Operating revenue:
          Building rental .........................................   $2,025
          Recovery of operating expenses ..........................      387
          Other ...................................................       31
                                                                      ------
                   Total operating revenue ........................    2,443

  Operating expenses:
          Maintenance .............................................       36
          Utilities ...............................................      243
          Real estate taxes .......................................      140
          Insurance ...............................................       70
          Management fees .........................................       64
          General operating .......................................       48
          Administrative ..........................................       14
                                                                      ------
                  Total operating expenses ........................      615
                                                                      ------
                  Operating revenue in excess of operating expenses   $1,828
                                                                      ======



See accompanying notes to historical summary of operating revenue and expenses.

                                  FORTRAN COURT

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)



(1)  Description of the Property

      Fortran Court consists of five buildings located in San Jose, California containing approximately 298,000 square feet of office space available for lease. The construction of the buildings was completed in 1995 and 1996 and the buildings were 100% leased at December 31, 1996.

(2)  Summary of Significant Accounting Policies

      (a)     Basis of Presentation

              The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Fortran Court have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

      (b)     Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Fortran Court for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified

                                  FORTRAN COURT

                             (dollars in thousands)


(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited) -- (Continued)

       accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

       Pro forma net operating income (exclusive of interest,
         depreciation and amortization expenses) ....................   $1,988
       Less estimated depreciation and amortization expense .........      558
                                                                        ------

                        Pro forma taxable operating income ..........   $1,430
                                                                        ======

                        Pro forma cash available from operations ....   $1,988
                                                                        ======

                                 THE CROSSINGS

              Historical Summary of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of The Crossings for the year ended December 31, 1996. This historical summary is the responsibility of the management of The Crossings. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of The Crossings.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of The Crossings for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                  KPMG Peat Marwick LLP

Washington, DC
March 19, 1997

                                  THE CROSSINGS

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)




Operating revenue:
          Building rental .........................................   $4,748
          Recovery of operating expenses ..........................      937
                                                                      ------
                   Total operating revenue ........................    5,685
                                                                      ------
  Operating expenses:
          Maintenance .............................................      587
          Utilities ...............................................      376
          Real estate taxes .......................................      340
          Insurance ...............................................       37
          Management fees .........................................      191
          General operating .......................................      179
          Administrative ..........................................      147
                                                                      ------
                  Total operating expenses ........................    1,857
                                                                      ------
                  Operating revenue in excess of operating expenses   $3,828
                                                                      ======



See accompanying notes to historical summary of operating revenue and expenses.

                                  THE CROSSINGS

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)


(1)    Description of the Property

       The Crossings consists of two buildings located in Westmont, Illinois, a suburb of Chicago, containing approximately 298,000 square feet of office space available for lease. At December 31, 1996, The Crossings was 100% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of The Crossings have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of The Crossings for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified

                                  THE CROSSINGS

                             (dollars in thousands)




(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited) -- (Continued)

       accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.


       Pro forma net operating income (exclusive of interest,
         depreciation and amortization expenses) ....................   $3,729
       Less estimated depreciation and amortization expense .........      899
                                                                        ------

                        Pro forma taxable operating income ..........   $2,830
                                                                        ======

                        Pro forma cash available from operations .....  $3,729
                                                                        ======